UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 31, 2012

HIGHBRIDGE COMMODITIES FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-54573	45-2608276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center
250 Vesey Street, 11th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (212) 449-3517

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

Merrill Lynch Alternative Investments LLC is the sponsor and manager (the “Sponsor”) of Highbridge Commodities FuturesAccess LLC (the “Registrant” or the “Fund”).  The Registrant has been investing substantially all of its assets through Highbridge Commodities FuturesAccess Master Fund Ltd. (the “Master Fund”).   BA Highbridge Commodities Fund LLC (“BA Highbridge”) and Highbridge Commodities FuturesAccess Ltd. (the “Offshore Fund”) have also been investing substantially all their respective assets through the Master Fund.  The Sponsor is also the sponsor of the Master Fund, BA Highbridge and the Offshore Fund.

Effective as of December 31, 2012, BA Highbridge, the Offshore Fund, the Master Fund and the Fund were restructured and the Fund became a direct trading fund (the “Restructuring”).

In connection with the Restructuring, the Registrant’s Operating Agreement (as defined below) has been amended as outlined in Item 5.03 below.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  The Registrant has been governed and operated pursuant to its Second Amended and Restated Limited Liability Company Operating Agreement dated as of November 30, 2012 (the “Operating Agreement”).

(1)  Effective December 31, 2012, the Sponsor amended certain provisions of the Operating Agreement (the “Amendments”) and restated the amended Operating Agreement as the Third Amended and Restated Limited Liability Company Operating Agreement, which is being filed as an exhibit.

(2)  The Amendments revised the Registrant’s Operating Agreement with respect to the following, among other things:

(i)	providing that the Registrant will conduct its trading activities directly rather than indirectly through an investment in the Master Fund;

(ii)	providing that the management fees and performance fees are paid at the Registrant level rather than at the Fund level;

(iii)	providing that the Trading Advisor will at all times have discretionary authority over the trading and investing of the Registrant;

(iv)	providing that the Sponsor may consent to non-cash capital contributions to the Registrant if the acceptance of such non-cash capital contribution is not materially adverse to investors;

(v)
providing that if the Registrant dissolves prior to the end of the 60-month amortization period in respect of organizational and initial offering costs, the Sponsor shall reimburse the Fund for any such costs that have not yet been amortized; and

(vi)	removing all references to the Master Fund.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.02	Third Amended and Restated Limited Liability Company Operating Agreement of Highbridge Commodities FuturesAccess LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBRIDGE COMMODITIES FUTURESACCESS LLC

By:	Merrill Lynch Alternative Investments LLC, its Manager

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Title: Chief Financial Officer and Vice President

Date: January 4, 2012

HIGHBRIDGE COMMODITIES FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibit

Exhibit 3.02	Third Amended and Restated Limited Liability Company Operating Agreement of Highbridge Commodities FuturesAccess LLC.